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                                                                   EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use and incorporation by reference of our independent auditors' report dated November 29, 2000 on the financial statements of Health Personnel Options Corporation as of June 30, 2000 and 1999 in On Assignment's Form 8-K filing dated April 19, 2002.

/s/ JOSEPH DECOSIMO AND COMPANY, PLL

Cincinnati, Ohio
May 3, 2002